                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:
[   ]  PRELIMINARY PROXY STATEMENT
[   ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
       14a-6(e)(2))
[ X ]  DEFINITIVE PROXY STATEMENT
[   ]  DEFINITIVE ADDITIONAL MATERIALS
[   ]  SOLICITING MATERIAL PURSUANT TO SECTION 240.14a-11(c) OR SECTION
       240.14a-12

                                 WRP CORPORATION
--------------------------------------------------------------------------------

   500 PARK BOULEVARD, SUITE 1260, ITASCA, IL 60143, ATTN: ALAN E. ZEFFER, CFO
--------------------------------------------------------------------------------
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX)
[ X ] NO FEE REQUIRED.
[   ] FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14a-6(i)(4) AND 0-11.

         1) TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

            --------------------------------------------------------------------

         2) AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

            --------------------------------------------------------------------

         3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

            --------------------------------------------------------------------

         4) PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

            --------------------------------------------------------------------

         5) TOTAL FEE PAID:

            --------------------------------------------------------------------

[   ] FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.

[   ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT
RULE 0-11(a)(2) AND IDENTIFYING THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

         1) AMOUNT PREVIOUSLY PAID:

            --------------------------------------------------------------------

         2) FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:

            --------------------------------------------------------------------

         3) FILING PARTY:

            --------------------------------------------------------------------

         4) DATE FILED:

            --------------------------------------------------------------------

                                WRP CORPORATION
                         500 PARK BOULEVARD, SUITE 1260
                             ITASCA, ILLINOIS 60143

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders of WRP Corporation:

         Notice is hereby given that the annual meeting of shareholders (the "Meeting" or the "Annual Meeting") of WRP Corporation, a Maryland corporation, will be convened at the Wyndham Hotel, 400 Park Blvd, Barrington Room, 2nd Floor, Itasca, Illinois, on Monday, June 16, 2003, at 8:00 a.m. Central Time (the "Meeting Date"). Refreshments begin at 7:30 a.m. All holders of our Common Stock, par value $.01 per share, and Series A Convertible Common Stock, par value $.01 per share (the "Shareholders") are entitled to attend the Meeting. We are soliciting proxies, pursuant to the attached Proxy Statement, for use at the Annual Meeting on the Meeting Date. We expect that a quorum will be present on the Meeting Date and that the proposals to be considered by the Shareholders will be:

         (1) To elect five (5) Class A Directors and two (2) Class B Directors to hold office until the next annual meeting of Shareholders or until their respective successors are elected and qualified; and

         (2) To transact any other business as may properly come before the Meeting, or any adjournment or postponement thereof.

         Only Shareholders of record at the close of business on May 8, 2003, are entitled to receive notice of the Meeting and to vote at the Meeting or any adjournment or postponement thereof (the "Eligible Holders"). A list of Eligible Holders will be available for inspection at our office for at least ten days prior to the Meeting.

         Our Annual Report for the year ended June 30, 2002 on Form 10-K is being mailed concurrently with this Notice and Proxy Statement to all Shareholders of record.

         All Shareholders are cordially invited to attend the Annual Meeting. Those who cannot attend are urged to sign, date and otherwise complete the enclosed proxy and return it promptly in the envelope provided. Any Shareholder giving a proxy has the right to revoke it at any time before it is voted.

                                             By order of the Board of Directors:


                                         /s/ Lew Kwong Ann
                                             Lew Kwong Ann
                                             Chairman of the Board and
                                             Chief Executive Officer




Itasca, Illinois
May 9, 2003

                                 PROXY STATEMENT
                                       FOR
                        ANNUAL MEETING OF SHAREHOLDERS OF
                                 WRP CORPORATION
                                  JUNE 16, 2003

         This proxy statement (the "Proxy Statement") is furnished to all holders of record as of the close of business on May 8, 2003, of Common Stock, par value $.01 per share (the "Common Stock"), and Series A Convertible Common Stock, par value $.01 per share (the "Series A Common Stock") (the "Shareholders") of WRP Corporation, a Maryland corporation, in connection with the solicitation of proxies by and on behalf of our Board of Directors (the "Directors" or the "Board") to be voted at the annual meeting of Shareholders (the "Meeting" or the "Annual Meeting"). The Annual Meeting will be convened at the Wyndham Hotel, 400 Park Blvd, Barrington Room, 2nd Floor, Itasca, Illinois, on Monday, June 16, 2003, at 8:00 a.m. Central Time at (the "Meeting Date"), or any adjournment or postponement thereof. This Proxy Statement, and the enclosed form of proxy are first being mailed or otherwise delivered to Shareholders on or about May 10, 2003. Shareholders who wish to attend the Meeting should contact us at (630) 285-9191 so that arrangements can be made.

         We expect that a quorum will be present on the Meeting Date and that the proposals to be considered by the Shareholders will be:

         (1) To elect five (5) Class A Directors and two (2) Class B Directors to hold office until the next annual meeting of Shareholders or until their respective successors are elected and qualified; and

         (2) To transact any other business as may properly come before the Meeting, or any adjournment or postponement thereof.

         THE PROXIES SOLICITED BY US PURSUANT TO THIS PROXY STATEMENT ARE SOLICITED FOR USE AT THE MEETING WHEN CONVENED ON THE MEETING DATE AND ANY SUBSEQUENT ADJOURNMENTS AND MAY NOT BE USED FOR ANY OTHER PURPOSE, INCLUDING THE DETERMINATION OF WHETHER A QUORUM IS PRESENT, PRIOR TO THE MEETING DATE. THEREFORE, IT IS ANTICIPATED THAT THE BUSINESS TO BE CONSIDERED AT THE MEETING, WITH RESPECT TO WHICH PROXIES ARE SOLICITED PURSUANT TO THIS PROXY STATEMENT, WILL BE ADDRESSED ON THE MEETING DATE.

         The shares of Common Stock and/or the Series A Common Stock (the "Shares") represented by properly executed proxies in the accompanying form received by the Board of Directors prior to the Meeting Date will be voted at the Meeting. The Shares not represented by properly executed proxies will not be voted. Where a Shareholder specifies a choice in a proxy with respect to any matter to be acted upon, the Shares represented by such proxy will be voted as specified. When a Shareholder does not specify a choice, in any otherwise properly executed proxy, with respect to any proposal referred to therein, the Shares represented by such proxy will be voted with respect to such proposal in accordance with the recommendations of the Board of Directors described herein. A Shareholder who signs and returns a proxy in the accompanying form may revoke it by: (i) giving written notice of revocation to our Secretary before the proxy is voted at the Meeting on the Meeting Date; (ii) executing and delivering a later-dated proxy; or (iii) attending the Meeting on the Meeting Date and voting his or her Shares in person.

         In electing directors only, the Common Stock and the Series A Common Stock each vote as a separate class. The holders of the Series A Common Stock will elect five (5) Class A Directors and the holders of the Common Stock will elect two (2) Class B Directors. The Class A Directors and the Class B Directors will be elected by a majority of the votes cast by the respective class. Shares represented at the Meeting as the result of proxies marked "abstain" will be counted for purposes of determining the existence of a quorum at the Meeting, but will not be voted. Shareholders have no cumulative voting rights. Shares held by brokers will not be considered entitled to vote on matters as to which the brokers have not received authority to vote from beneficial owners.

         It is not anticipated that matters other than those set forth in the Notice of Annual Meeting, as described herein, will be brought before the Meeting for action. If any other matters properly come before the Meeting, it is intended that votes thereon will be cast pursuant to said proxies in accordance with the best judgment of the proxy holders.

RECORD DATE

         Our Board of Directors has fixed the close of business on May 8, 2003, as the record date (the "Record Date") for the determination of Shareholders entitled to receive notice of, and to vote at, the Meeting. Each outstanding share of Common Stock is entitled to one (1) vote on all matters herein, except for the election of the Class A Directors; Common Stock Shareholders are entitled to vote only for the election of Class B Directors. Each outstanding share of Series A Common Stock is entitled to one (1) vote on all matters herein, except for the election of Class B Directors; Series A Common Stock Shareholders are entitled to vote only for the election of Class A Directors. On the Record Date, we had outstanding 5,803,692 shares of Common Stock and 1,252,538 shares of Series A Common Stock. Only Shareholders of record as of the Record Date will be entitled to vote at the Meeting or any adjournment thereof. A quorum, consisting of the holders of at least a majority of all issued and outstanding Shares eligible to vote, must be present, in person or by proxy, at the Meeting for valid Shareholder action to be taken at the Meeting or any adjournment thereof.

EXPENSES OF SOLICITATION

         We will bear the expenses of this solicitation of proxies, including expenses in connection with the preparation and mailing of this Proxy Statement and all documents which now accompany or may hereafter supplement it. We anticipate the total cost of the proxy solicitation to be $25,000. Solicitations will be made only by the use of the mails, except that, if deemed desirable, our officers and regular employees may solicit proxies by telephone, telegram, facsimile or personal calls. Our officers and regular employees will not be paid additional compensation for soliciting proxies. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Common Stock held of record by such persons and that we will reimburse them for their reasonable expenses incurred in connection therewith.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of our Common Stock and Series A Common Stock as of May 8, 2003, by: (i) each Director who beneficially owns Common Stock or Series A Common Stock; (ii) each Executive Officer; (iii) each person whom we know beneficially owns in excess of five (5%) percent of the outstanding shares of our Common Stock and Series A Common Stock; and (iv) all Directors and Executive Officers, as a group. Except as otherwise indicated in the footnotes to the table, the Shareholders named below have sole voting and investment power with respect to the shares of Common Stock and Series A Common Stock beneficially owned by them.

                                                                                                           Percent
                                                                                                             of
                                                                             Amount and Nature of       Total Voting
Title of Class                     Name of Beneficial Owner                  Beneficial Ownership          Stock(3)
--------------                     ------------------------                  --------------------          --------
Series A Common Stock         WRP Asia Pacific Sdn. Bhd.(1)                              1,252,538             17.8%
Common Stock                  WRP Asia Pacific Sdn. Bhd.(1)                              2,500,000             35.4%

Common Stock                  Lew Kwong Ann                                                100,000(2)           1.4%

Common Stock                  George Jeff Mennen                            20,000(2)
Common Stock                  George Jeff Mennen                            10,000          30,000                *
                                                                           -------
Common Stock                  Robert J. Simmons                             20,000(2)
Common Stock                  Robert J. Simmons                              5,000          25,000                *
                                                                           -------
Common Stock                  Don L. Arnwine                                20,000(3)
Common Stock                  Don L. Arnwine                                 3,000          23,000                *
                                                                           -------
Common Stock                  Richard J. Swanson                            17,000(2)
Common Stock                  Richard J. Swanson                             1,000          18,000                *
                                                                           -------
                              Alan E. Zeffer                                70,000                              1.0%
                              Robert Woon                                   10,000                                *

Common Stock                  Total Executive Officers & Directors         277,000
                              as a group (10 persons)                       19,000         296,000              5.2%
                                                                           -------

*Represents less than 1%

(1) WRP Asia Pacific Sdn. Bhd. ("WRP Asia") is located at 28th Floor, Wisma Denmark, 86, Jalan Ampang, 50450, Kuala Lumpur, Malaysia.
(2) Represents shares to be issued upon exercisable options granted under our Omnibus Equity Compensation Plan.
(3) Percent of class is based on 7,056,230 shares of the combined number of shares of Series A Common Stock and Common Stock outstanding on April 30, 2002.

1.       ELECTION OF DIRECTORS

         Seven (7) individuals will be elected at the Annual Meeting to serve as our Directors until the next annual meeting of Shareholders or until their successors have been elected and qualified; three of these Directors are independent, as defined by the Nasdaq Stock Market Listing Rules. The biographies of the nominees designated by the Board of Directors, all of whom are presently Directors, are set forth below. Five (5) of the nominees have been nominated as Class A Directors and two (2) have been nominated as Class B Directors. Holders of Common Stock and Series A Common Stock each vote as a separate class only with respect to the election of Directors. We have been advised by the holder of the Series A Common Stock that its proxy is to be voted FOR the five (5) Class A nominees for Directors listed below. In the event any nominee is unable or declines to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, we are not aware of any nominee who is unable or will decline to serve as a Director. The nominees receiving a majority of the votes of shares of Common Stock or Series A Common Stock required for election, as the case may be, shall be elected. See "Compensation of Directors and Executive Officers" regarding compensation of Directors.

                                            CLASS A DIRECTORS
                                                                                                    Year Became a
Name                      Age              Principal Occupation(s) During Past 5 Years                 Director
----                      ---              -------------------------------------------                 --------
Lew Kwong Ann             42    Lew Kwong Ann was our Chief Financial Officer, Secretary and             1997
                                Treasurer from 1997 through March 2000.  From March 2000 to the present, he has served as our Chief Executive Officer. Mr. Lew is an Executive Director and Chief Executive Officer of WRP
                                Asia.  Mr. Lew is a member of the Malaysian CPA Society and
                                Institute of Taxation and was with Arthur Andersen LLP from 1988 to 1991.  Prior to joining WRP Asia, Mr. Lew held various key management positions in two publicly listed companies, primarily in the corporate and judicial advisory areas.

Eirik Bonde-Aslaksrud     39    Mr. Aslaksrud is an Executive Director and Executive Vice                2001
                                President, Global Markets, for WRP Asia Pacific.  He has been with WRP since 1991.

Yee Woh Robert Woon       54    Prior to joining the Company, from May 1988 to February 1997,            2001
                                Mr. Woon was a Group Company Secretary and Share Registrar,
                                Amalgamated Properties & Industries Berhad "API", plc listed on the Malaysian Stock Exchange; from November 1989 to May 1997,
                                Mr. Woon was a Group Company Secretary & Share Registrare
                                Uniphoenix Corporation Berhad "UCB" plc listed on the Malaysian
                                Stock Exchange; from September 1998 to-date, Mr. Woon has been reappointed as Group Company Secretary of API and UCB; and from
                                May 1996 to-date, Mr. Woon is a Group Company Secretary -- WRP
                                Asia Pacific Sdn Bhd.


George Jeff Mennen        62    For over 7 years, Mr. Mennen has headed the G.J. Mennen Group, a         1994
                                consulting firm specializing in family-owned businesses. Mr.
                                Mennen had a distinguished career at The Mennen Company,
                                including being the Vice-Chairman of the company. The Mennen
                                Company was founded by Mr. Mennen's great grandfather in 1878 and remained privately owned until it was sold in 1992 to
                                Colgate-Palmolive.

Richard Swanson           67    Mr. Swanson is presently a consultant with The Executive                 1998
                                Committee, an international company that focuses on strategic coaching and corporate troubleshooting for CEO's  of  public and private companies.  Also, since 1980, Mr. Swanson has been the president of two Denver, Colorado based companies, Investment
                                Partners, Inc. and Real Estate Associates, Inc. Investment
                                Partners is engaged in the restructuring and recapitalization of troubled companies and Real Estate Associates focuses on the acquisition and development of real estate projects.


                                             CLASS B DIRECTORS
                                                                                                     Year Became a
Name                       Age              Principal Occupation(s) During Past 5 Years                 Director
----                       ---              -------------------------------------------                 --------
Robert J. Simmons          59    Mr. Simmons is currently President of RJS HealthCare, Inc., a            1995
                                 healthcare consulting company, founded in 1990. He served as executive vice president at Baxter International, Inc. from 1987 until founding RJS in 1990. Mr. Simmons joined Baxter after serving over 20 years at American Hospital Supply Corporation.
                                 His last position at American Hospital Supply Corporation was vice president of corporate marketing.

Don L. Arnwine             70    Mr. Arnwine is President of Arnwine Associates, a company he             1995
                                 formed in 1989 to provide specialized advisory services to the health care industry. From 1961 to 1972, Mr. Arnwine served as
                                 Director of the Hospital at the University of Colorado Medical
                                 Center. From 1972 to 1982, he served as President and CEO of the
                                 Charleston Area Medical Center. Mr. Arnwine became President and
                                 CEO of Voluntary Hospitals of America (VHA) in 1982, and was
                                 named Chairman and CEO in 1985, in which capacity he served until founding Arnwine Associates.


BOARD MEETINGS AND COMMITTEES

         During the year ended June 30, 2002, our Board of Directors held four meetings. All other actions by the Board of Directors were taken by unanimous written consent without a meeting. All directors have attended at least 25% of all meetings of the Board of Directors.

         The Board of Directors has a Compensation Committee that administers our Omnibus Equity Compensation Plan (the "Plan"). The Compensation Committee is responsible for reviewing, determining and establishing the salaries, bonuses and other compensation of our executive officers. During the year ended June 30, 2002, the Compensation Committee held one meeting and all other actions of the Compensation Committee were taken by unanimous written consent without a meeting. The Compensation Committee currently consists of Lew Kwong Ann, Eirik Bonde-Aslaksrud, George Jeff Mennen and Richard J. Swanson.

AUDIT COMMITTEE REPORT

         During the year ended June 30, 2002, the Audit Committee held 4 meetings, at which all members of the Audit Committee were present. The Audit Committee is comprised of Don L. Arnwine, Richard J. Swanson and George Jeff Mennen. Each member of the committee is independent, as independence is defined in Section 4200 of the rules of the Nasdaq Stock Market. In addition, our board of directors has determined that Richard J. Swanson is a financial expert, as that term is defined in Rule 401 of Regulation SK of the Federal Securities Law. Mr. Swanson is the Audit Committee chairman. We revised our charter this year, which was then approved by our board of directors. The revised charter is enclosed with this proxy statement as Exhibit A.

         We, the members of the Audit Committee of WRP Corporation, represent the following:

         1) The Audit Committee has reviewed and discussed the Company's audited financial statements with management of the Company;

         2) The Audit Committee has discussed with Grant Thornton LLP, the Company's independent auditors, the matters required to be discussed by Statement of Accounting Standards 61.

         3) The Audit Committee has received the written disclosures and the letter from Grant Thornton, LLP, required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with Grant Thornton LLP its independence; and

         4) Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended June 30, 2002.

         5) The Audit Committee recommended to the Board of Directors that Grant Thornton be appointed independent auditors for the Company for 2003.

               Don L. Arnwine      Richard J. Swanson         George Jeff Mennen


RECOMMENDATION OF THE BOARD

The Board hereby recommends and nominates each of Messrs. Lew Kwong Ann, George Jeff Mennen, Richard J. Swanson, Eirik Bonde-Aslaksrud, and Yee Woh Robert Woon for election as Class A Directors, and each of Messrs. Robert J. Simmons and Don
L. Arnwine for election as Class B Directors to serve until the next annual meeting of Shareholders, or until their respective successors are elected and qualified.

                               EXECUTIVE OFFICERS

         The following table sets forth information with respect to our executive officer, whose biographical information is not included in the section "Election of Directors." Each officer is appointed by the Board of Directors and serves until his successor is elected and qualified or until his death, resignation or removal by the Board of Directors. Our executive officers are Lew Kwong Ann, Chairman and Chief Executive Officer, and Alan E. Zeffer, Chief Financial Officer.


                                                                                                    Year
                                                                                                   Became
                                                                                                 An Officer
                                                                                                 ----------
Alan E. Zeffer       50      Alan E. Zeffer is our Chief Financial Officer.  Mr. Zeffer              2001
                             joined the Company in March 2001.  Prior to joining us, he was
                             Managing Partner, since 1993, for Quest Capital Corporation, a merger and acquisition advisory firm specializing in
                             middle-market companies.  Prior to joining Quest, he was
                             Treasurer of Sybron International, a leading developer,
                             manufacturer and distributor of medical, dental and life
                             science products.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

A.       DIRECTOR COMPENSATION

         All directors, who were not also our executive officers, which group is comprised of Don L. Arnwine, George Jeff Mennen, Richard J. Swanson, and Robert
J. Simmons and the Class B Directors, receive, (i) an annual Board member retainer of $5,000, (ii) compensation of $1,000 for each Board meeting attended,
(iii) $500 for each committee meeting attended; and (iv) an annual Committee member retainer of $1,000. Each new Director is presently entitled to receive stock options under the Plan to purchase 2,000 shares of our Common Stock in connection with his election and 1,000 shares of our Common Stock per Board meeting attended, up to a maximum of 5,000 shares for Board meetings attended. Under the terms of the Plan, the Compensation Committee shall determine the exercise price of a Director Option, provided that the exercise price shall not be less than the lowest fair market value of our Common Stock during the six months preceding the election and qualification of such Director. All Director options are immediately exercisable for a period of ten years from the date of grant. All directors will be reimbursed for expenses incurred in attending Board and Committee meetings.

B.       EXECUTIVE COMPENSATION

         The following table discloses the compensation paid by us for services rendered in all capacities to us during the year ended June 30, 2002 and the transition period ended June 30, 2001, to (i) our Chief Executive Officer; and
(ii) our executive officers at June 30, 2001, whose aggregate annual salary and bonus are expected to exceed $100,000 for the 2001 calendar year.

                                                                                                   LONG-TERM
                                                     ANNUAL COMPENSATION                          COMPENSATION
                                                     -------------------                          ------------
       NAME AND                                                            OTHER ANNUAL       STOCK           ALL OTHER
  PRINCIPAL POSITION           YEAR             SALARY         BONUS       COMPENSATION      OPTIONS        COMPENSATION
  ------------------           ----             ------         -----       ------------      -------        ------------
Lew Kwong Ann                  2002              $0             $0             $0            70,000               $0
CEO

Alan Zeffer                    2001             $49,452                         -              -                   -
CFO                            2002            $140,000       $20,000                         70,000          $9,416(1)

(1) Includes housing, automobile and other expenses.

EMPLOYMENT AGREEMENTS

         On October 1, 2001, we entered into an employment agreement with Alan
E. Zeffer (the "Zeffer Agreement"). The Zeffer Agreement provides for (i) Mr. Zeffer to serve as our Chief Financial Officer; (ii) a base salary of $140,000 per annum; (iii) housing expenses not to exceed $1,200.00 per month; (iv) a $400.00 per month automobile allowance; and (v) nonqualified stock options to be determined by the Compensation Committee.

OPTION GRANTS DURING THE YEAR ENDED JUNE 30, 2002

         On February 27, 2002 there were 70,000 options granted to Alan Zeffer at $0.75, the exercise price which is the closing price of the Common Stock on February 19, 2002, the date of the grant. Mr. Zeffer's options vest over a three-year period and are exercisable for a period of ten years from the date of grant.

         As approved by the Board of Directors, all outstanding stock options at February 29, 2000, to current employees and Directors were repriced effective February 29, 2000, to $2.07, the closing price on that date.

                     OPTION GRANTS IN THE LAST FISCAL YEAR


                                                                                   POTENTIAL REALIZED VALUE AT
                                                                                     ASSUMED ANNUAL RATES OF
                                                                                    STOCK PRICE APPRECIATION
                       INDIVIDUAL GRANTS                                                 FOR OPTION TERM
                       -----------------                                                 ---------------

                      NUMBER OF SECURITIES
     NAME              UNDERLYING OPTIONS      EXERCISE PRICE  EXPIRATION DATE         5%                10%
     ----              ------------------      --------------  ---------------         --                ---
 Alan E. Zeffer               70,000                 $.75        Feb. 27, 2012        $85,517           $136,172

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors is currently comprised of the following three Class A Directors who are Lew Kwong Ann, George Jeff Mennen and Richard J. Swanson, each of whom was appointed by the Board of Directors. The Compensation Committee oversees administration of our Omnibus Equity Compensation Plan. The purpose of the Plan is to attract and retain capable and experiences officers and employees by compensating them with equity-based awards whose value is connected to our continued growth and profitability. Under the Plan, awards may be made in the form of stock options or restricted stock. In general, we compensate executive officers and senior management through salary, bonus (where appropriate) and the grant of stock options. During the year ended June 30, 2002, all action of the Compensation Committee was made during the one meeting held or was taken by the Committee by unanimous written consent without a meeting. Because the named executive officers' employment agreements presently control the compensation paid to such executive officers -- the Compensation Committee did not formulate policies with respect to the named executive officers' compensation during 2002.

         Lew Kwong Ann           George Jeff Mennen           Richard J. Swanson

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Lew Kwong Ann, Eirik Bonde-Aslaksrud, and Yee Woh Robert Woon are executive directors and officers of WRP Asia. Accordingly, these members should not be considered as independent Directors when serving on the Board of Directors or the Compensation Committee.

STOCK PERFORMANCE CHART

The following graph compares the yearly percentage change in the cumulative total shareholder return on our Common Stock for each of our last five fiscal years ended June 30 with the cumulative total return (assuming reinvestment of dividends) of (i) the NYSE/AMEX/Nasdaq Stock Market -- U.S. Index and (ii) a peer group selected by us, in good faith. The peer group consists of American Shared Hospital Services, Daxor Corp., DVI, Inc. and Prime Medical Services Inc. During the six-month transition period ended June 30, 2000, our peer group was changed to exclude two companies, which were no longer publicly traded. * $100 invested on June 30, 1995 in stock or Index - including reinvestment of dividends. Fiscal year ending June 30.


* $100 invested on June 30, 1995 in stock or Index -- including reinvestment of dividends. Fiscal year ending June 30.


                              [PERFORMANCE CHART]


                                         6/30/97    6/30/98    6/30/99   6/30/00    6/30/01    6/30/02
WRP Corporation                             100        181.5     168.1       38.9      16.0       19.3
NYSE/AMEX/Nasdaq Stock                      100        128.1     151.0      166.5     140.0      116.1
Peer Group                                  100        124.7      95.8       93.1      96.6      135.8

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During the year ended June 30, 2002, we purchased latex powder-free exam gloves amounting to $13.5 million from our majority shareholder, WRP Asia. In addition, PT Buana MultiCorpa, our majority owned subsidiary, which operates in Indonesia, sold approximately $7.4 million of powdered latex exam gloves to WRP Asia, during the year ended June 30, 2002.

         As of June 30, 2002, we have an outstanding account receivable with WRP Asia in the amount of $6,297,000 against which we have provided an allowance for doubtful accounts of approximately $5,860,000 due to the uncertainty of WRP Asia's restructuring plan.

         During the year ended June 30, 2002, we received consulting services from Healthcare Alliance, Inc. ("Alliance"), a company 60% owned by Robert Simmons, one of our directors. We engaged Alliance to assist us in marketing our products with the expressed purpose of negotiating and executing a purchase agreement with various healthcare group-purchasing organizations. We paid Alliance $137,772 during the year ended June 30, 2002, for its services.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires certain officers, directors and beneficial owners of more than 10% of our Common Stock to file reports of ownership and changes in their ownership of our equity securities with the Securities and Exchange Commission and Nasdaq. Specific due dates for these reports have been established and we are required to report in this transition period any failure to file by these due dates during our last fiscal year.

         During the year ended June 30, 2002, based upon our review of the filings, we became aware of no late Form 4 filings.

                              INDEPENDENT AUDITORS

         The Audit Committee of the Board of Directors of WRP Corporation (the "Company") annually considers and recommends to the Board the selection of the Company's independent public accountants. As recommended by the Company's Audit Committee, the Company's Board of Directors on August 13, 2002, decided to no longer engage Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and engaged Grant Thornton LLP to serve as the Company's independent public accountants for 2002.

         Andersen's reports on the Company's consolidated financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Company's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

         During the Company's two most recent fiscal years, we did not consult Grant Thornton LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

         A representative of Grant Thornton is expected to be present at the Meeting. Such representative will have the opportunity to make a statement, if he desires to do so, and will be available to respond to appropriate Shareholder questions.

AUDIT FEES

         The aggregate fees billed for professional services rendered by our independent auditors for the audit of financial statements for fiscal year 2002 and the reviews by the independent auditor of the financial statements included in our Forms 10-Q for fiscal year 2002 were $210,834.20.

ALL OTHER FEES

         We were not billed by our independent auditors for any other fees for the fiscal year 2002.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         We were not billed by our auditors for any professional services with respect to designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements for fiscal year 2002.

         The Audit Committee considered whether the provision of audit and other services to us was compatible with Grant Thornton's independence and determined that providing such services was compatible with maintaining Grant Thornton's independence. The Audit Committee has also adopted policies and procedures for preapproving all nonaudit work performed by Grant Thornton after January 1, 2003.

                              SHAREHOLDER PROPOSALS

         We must receive shareholder proposals for the Year 2004 Annual Meeting of Shareholders at our executive office in Itasca, Illinois, on or prior to January 9, 2004, for inclusion in our proxy statement for that meeting. Any shareholder proposal must also meet the other requirements for shareholder proposals as set forth in the rules of the U.S. Securities and Exchange Commission relating to shareholder proposals.

                             REQUESTS FOR DOCUMENTS

         Any requests for documents or other information should be directed to Alan E. Zeffer, Chief Financial Officer at (630) 285-9191. We will forward such documents, via first class mail, upon receipt of a Shareholder's written request [ ] herefore.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, no business, other than that discussed above, is to be acted upon at the Meeting. If other matters not known to the Board of Directors should, however, properly come before the Meeting, the persons appointed by the signed proxy intend to vote it in accordance with their best judgment.

                                            WRP Corporation
                                            By Order of the Board of Directors

                                            /s/ Lew Kwong Ann
                                            Lew Kwong Ann
                                            Chairman and Chief Executive Officer
Itasca, Illinois
May 9, 2003

      YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. PLEASE PROMPTLY MARK, SIGN, DATE
             AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

                                   PROXY CARD
                                 WRP CORPORATION
                                  COMMON STOCK
           500 PARK BOULEVARD, SUITE 1260, ITASCA, ILLINOIS 60143-2639
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Lew Kwong Ann and Alan Zeffer, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all of the shares of Common Stock of WRP Corporation, a Maryland corporation, held of record by the undersigned, at the Annual Meeting of Shareholders ("Meeting") to be held on June 16, 2003, or any adjournments or postponements thereof, as hereinafter specified on the matters as more specifically described in our proxy statement and in their discretion on any other business that may properly come before the Meeting.

         1.       Proposal to elect two (2) Class B directors as follows:

                           Robert J. Simmons         Don L. Arnwine

                  [   ]    FOR the election of the            [   ]    WITHHOLD authority with respect
                           two nominees.                               to ______________________________.
                                                                       SHAREHOLDERS MAY WITHHOLD AUTHORITY TO
                                                                       VOTE FOR ANY NOMINEE BY WRITING HIS
                                                                       NAME ON THE LINE ABOVE.


This proxy, when properly executed, will be voted in the manner designated herein by the undersigned shareholder. If no designation is made, the Proxy will be voted FOR the above Proposal.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED
ENVELOPE.

                                                              DATED:  _____________________________________________


                                                              _____________________________________________________
                                                                                    (Signature)

                                                              _____________________________________________________
                                                                             (Signature if held jointly)

                                                              Please sign as name appears hereon. When shares are
                                                              held jointly, should sign. When signing as attorney,
                                                              executor, administrator, trustee or guardian, please
                                                              give full title as such. If a corporation, please sign
                                                              in full corporate name by president or other
                                                              authorized officer. If a partnership, please sign in
                                                              partnership name by an authorized officer.


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEM 1.



                                   PROXY CARD
                                 WRP CORPORATION
                              SERIES A COMMON STOCK
           500 PARK BOULEVARD, SUITE 1260, ITASCA, ILLINOIS 60143-2639
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Lew Kwong Ann and Alan Zeffer, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all of the shares of Series A Common
Stock of WRP Corporation, a Maryland corporation, held of record by the undersigned, at the Annual Meeting of Shareholders ("Meeting") to be held on June 16, 2003, or any adjournments or postponements thereof, as hereinafter specified on the matters as more specifically described in our proxy statement and in their discretion on any other business that may properly come before the Meeting.

         1.   Proposal to elect five (5) Class A directors as follows:

                                Eirik Bonde-Aslaksrud     Richard J. Swanson
                                Lew Kwong Ann             Robert Woon
                                George Jeff Mennen


              [   ]    FOR the election of the five nominees.      [   ]  WITHHOLD authority with respect
                                                                          to ______________________________.
                                                                          SHAREHOLDERS MAY WITHHOLD AUTHORITY TO
                                                                          VOTE FOR ANY NOMINEE BY WRITING HIS NAME
                                                                          ON THE LINE ABOVE.


This proxy, when properly executed, will be voted in the manner designated herein by the undersigned shareholder. If no designation is made, the Proxy will be voted FOR the above Proposal.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED
ENVELOPE.

                                                                 DATED:
                                                                          --------------------------------------


                                                                          --------------------------------------
                                                                                        (Signature)

                                                                          --------------------------------------
                                                                                (Signature if held jointly)

                                                                          Please sign as name appears hereon. When
                                                                          shares are held jointly, both should sign.
                                                                          When signing as attorney, executor,
                                                                          administrator, trustee or guardian, please
                                                                          give full title as such. If a corporation,
                                                                          please sign in full corporate name by
                                                                          president or other authorized officer. If
                                                                          a partnership, please sign in partnership
                                                                          name by authorized officer.


THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEM 1.
